                         SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.  20549



                                      FORM 8-K
                                      --------


                                   CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934



                 Date of report (date of earliest event reported):
                                     May 7, 1998



                          IWL COMMUNICATIONS, INCORPORATED
                          --------------------------------
               (Exact name of registrant as specified in its charter)

          Texas                  0-22293              76-0043882
     ---------------          ------------        -------------------
     (State or other          (Commission         (I.R.S. Employer
     jurisdiction of          File Number)        Identification No.)
     incorporation)


                         12000 Aerospace Avenue, Suite 200
                               Houston, Texas  77034
                               ---------------------
            (Address of principal executive offices, including zip code)


         Registrant's telephone number, including area code (281) 482-0289
                                                            --------------


                                    Not Applicable
                                    --------------
            (Former name or former address, if changed since last report)

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
          INFORMATION AND EXHIBITS

          None

ITEM 8.   CHANGE IN FISCAL YEAR


          On May 7, 1998, the Board of Directors of the registrant adopted a resolution providing that the registrant change its fiscal year end from June 30 to December 31. The registrant intends to file a Transition Report on Form 10-K covering the transition period from June 30, 1997 to December 31, 1997.

                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              IWL COMMUNICATIONS, INCORPORATED



May 8, 1998                   By: /s/ Byron M. Allen
                                  --------------------------------------
                                   Byron M. Allen
                                   President











                                   3